UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

HOLLY BROTHERS PICTURES, INC.

(Name of Registrant As Specified In Charter)

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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Title of each class of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF HOLLY BROTHERS PICTURES, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

HOLLY BROTHERS PICTURES, INC.

462 Stevens Ave, #310

Solana Beach, CA 92075

Phone: 858-987-4910

INFORMATION STATEMENT

(Preliminary)

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Holders of Common Stock of Holly Brothers Pictures, Inc.:

This Information Statement is being furnished, to the holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of Holly Brothers Pictures, Inc., a Nevada corporation (the “Company”), to notify the Stockholders that on February 16, 2018, the Company received a majority written consent in lieu of a meeting of the holders (“Majority Stockholders”), together holding in the aggregate more than a majority of the total voting power of all issued and outstanding voting capital of the Company. The Majority Stockholders authorized the following actions (the “Actions”):

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To amend the Company’s articles of incorporation (the “Articles of Incorporation”) to change the name of the Company from Holly Brothers Pictures, Inc. to Power Blockchain, Inc. (the “Name Change”).

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To amend the Company’s Articles of Incorporation to authorize for future issuances undesignated or “blank check” preferred stock (the “Preferred Stock Authorization”).

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To amend the Company’s Articles of Incorporation to add customary indemnification and elimination of personal liability provisions for the Company’s directors, officers and certain other parties for whom such indemnification and elimination of personal liability is typically provided for by corporations organized under Nevada law (the “Indemnification Authorization”).

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The adoption of the Company’s amended and restated articles of incorporation, which makes no material changes to the existing Articles of Incorporation, other than incorporating the amendments described above.

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To approve adoption of the Company’s new 2018 Stock Plan (“2018 Stock Plan”) providing for a total of 1,000,000 authorized shares of Common Stock to be issued under the 2018 Stock Plan (the “Adoption of 2018 Stock Plan”).

On February 16, 2018, the Board of Directors of the Company approved, and recommended to the Majority Stockholders that they approve the Name Change, the Preferred Stock Authorization, Indemnification Authorization, and the Adoption of 2018 Stock Plan. On February 16, 2018, the Majority Stockholders approved each of the foregoing items by written consent in lieu of a meeting, in accordance with Nevada law. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. We anticipate that we will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about March 6, 2018.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

By Order of the Board of Directors,

/s/ Brent Willson.

Brent Willson

Director and Chief Executive Officer

March 6, 2018

HOLLY BROTHERS PICTURES, INC.

462 Stevens Ave, #310

Solana Beach, CA 92075

Phone: 858-987-4910

INFORMATION STATEMENT

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished to the holders of shares of Common Stock, par value $0.001 per share, of Holly Brothers Pictures, Inc. in connection with the actions by a majority of issued and outstanding shares of Common Stock (the “Majority Stockholders”) taken by written consent on February 16, 2018 to approve actions described in this Information Statement. In this Information Statement, all references to “the Company,”  “we,” “us” or “our” refer to Holly Brothers Pictures, Inc.  We are mailing this Information Statement to our stockholders of record on or about February 26, 2018.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

ACTIONS TAKEN BY A MAJORITY OF STOCKHOLDERS

On February 16, 2018, the Majority Stockholders approved the following actions by written consent in lieu of a meeting, in accordance with Nevada law:

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To amend the Company’s articles of incorporation (the “Articles of Incorporation”) to change the name of the Company from Holly Brothers Pictures, Inc. to Power Blockchain, Inc. (the “Name Change”).

•

To amend the Company’s Articles of Incorporation to authorize for future issuances undesignated or “blank check” preferred stock (the “Preferred Stock Authorization”).

•

To amend the Company’s Articles of Incorporation to add customary indemnification and elimination of personal liability provisions for the Company’s directors, officers and certain other parties for whom such indemnification and elimination of personal liability is typically provided for by corporations organized under Nevada law (the “Indemnification Authorization”).

•

The adoption of the Company’s amended and restated articles of incorporation, which makes no material changes to the existing Articles of Incorporation, other than incorporating the amendments described above

•

To approve adoption of the Company’s new 2018 Stock Plan (“2018 Stock Plan”) providing for a total of 1,000,000 authorized shares of Common Stock to be issued under the 2018 Stock Plan (the “Adoption of 2018 Stock Plan”).

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about March 6, 2018, and the approvals described herein will not become effective until at least 20 calendar days thereafter. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company’s Chief Financial Officer at the address of the Company’s principal executive offices located at 462 Stevens Ave, #310, Solana Beach, CA 9207; phone: 858-987-4910.

Outstanding Shares and Voting Rights

As of March 6, 2018, the Company had 1,204,000 shares of its Common Stock issued and outstanding. Each share of the Company’s Common Stock entitles its holder to one vote on any matter submitted to the stockholders. Colonel Brent Willson, the Company’s director, president and chief executive officer, owns 750,000 shares of Common Stock, and Mr. Steve Bond, the Company’s director and chief financial officer, owns 250,000 shares of Common Stock, and they have each voted all of their shares of Common Stock in favor of approval of the Name Change, the Preferred Stock Authorization, the Indemnification Authorization, and the Adoption of 2018 Stock Plan by written consent. No other consents are being solicited in connection with this Information Statement. No consideration was paid for Col. Willson or Mr. Bond’s written consent.

Under the Nevada law, unless otherwise provided in the articles of incorporation, any action that can be taken at a meeting of stockholders can be taken without a meeting if written consent to the action is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders. The Company’s current bylaws require the affirmative vote of the majority of shares entitled to vote on the matter.

Interests of Certain Persons in Matters to Be Acted Upon

None of our officers and directors, nor any of their associates, has any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock), except that: (i) Col. Willson and Mr. Bond are currently officers and directors of the Company and would benefit in such positions from the protections provided by the Indemnification Authorization; and (ii) Col. Willson and Mr. Bond may be entitled to receive equity grants and other awards pursuant to the 2018 Stock Plan should the Company’s board of directors or, once created, the Compensation Committee of the board, and plan administrator deem appropriate.

Dissenter’s Rights of Appraisal:

Stockholders who did not consent to the actions are not entitled to assert dissenters’ or appraisal rights.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth our Directors and Executive Officers, their ages and positions held with us as of February 13, 2018:

Name	Age	Position
Brent Willson	53	Director, President and Chief Executive Officer
Steve Bond	43	Director and Chief Financial Officer

EXECUTIVE COMPENSATION

Effective January 25, 2018, the Company’s board of directors appointed Brent Willson and Steve Bond as members of the Company’s board of directors, and on such date, Anton Yeranossian resigned from the Company’s board of directors and as CEO of the Company.  On January 29, 2018, the Company appointed Brent Willson to serve as its Chief Executive Officer and President, and Steve Bond to serve as its Chief Financial Officer.

For the years ended March 31, 2017 and 2016, Mr. Yeranossian was the Company’s sole executive officer and director.  The Company did not pay Mr. Yeranossian any compensation for his services as an executive officer or director of the Company.  In addition, the Company: (i) did not grant any stock options to its executive officers or directors from inception through fiscal year end March 31, 2017 and March 31, 2016; (ii) did not have any outstanding equity awards as of March 31, 2017; and (iii) had no options exercised by its named executive officer in fiscal years ending March 31, 2017 and March 31, 2016.

Employment and Consulting Agreements

On January 29, 2018, the Company entered into an at-will employment agreement, which was subsequently amended, with Colonel Brent Willson pursuant to which Col. Willson agreed to serve as Chief Executive Officer and President of the Company commencing on such date. The amended agreement provides for an annual salary of $50,000. Contemporaneous with Col. Willson’s execution of the agreement, Col. Willson purchased from the Company 750,000 shares of Company common stock at a purchase price of $0.001 per share; provided that if Col. Willson’s employment with the Company is terminated the Company has the right to repurchase from Col. Willson, at a purchase price of $0.05 per share, such number of purchased shares as is equal to 750,000 multiplied by “X” divided by 36, where “X” equals 36 minus the number of whole months Col. Willson has provided services to the Company; provided further that if the Company terminates Col. Willson for “cause” all purchased shares may be repurchased by the Company for the initial purchase price paid by the Company.

The Company has entered into a consulting agreement with Canmore International Inc., an entity controlled by Col. Willson, to provide it with consulting, marketing, design and public relations work, pursuant to which it has agreed to pay Canmore International Inc. a fee of $100,000 per year.  The consulting agreement is terminable by either party at any time upon 30 days’ notice.

On January 29, 2018, the Company entered into an at-will employment agreement with Mr. Steve Bond pursuant to which Mr. Bond agreed to serve as Chief Financial Officer of the Company commencing on such date. The agreement provides for an annual salary of $100,000. Contemporaneous with Mr. Bond’s execution of the agreement, Mr. Bond purchased from the Company 250,000 shares of Company common stock at a purchase price of $0.001 per share; provided that if Mr. Bond’s employment with the Company is terminated the Company has the right to repurchase from Mr. Bond, at a purchase price of $0.05 per share, such number of purchased shares as is equal to 250,000 multiplied by “X” divided by 36, where “X” equals 36 minus the number of whole months Mr. Bond has provided services to the Company; provided further that if the Company terminates Mr. Bond for “cause” all purchased shares may be repurchased by the Company for the initial purchase price paid by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of February 13, 2018 of (i) each person known to us to beneficially own more than 10% of our Common Stock, (ii) our directors, (iii) each named executive officer, and (iv) all directors and named executive officers as a group.  As of February 13, 2018, there were a total of 1,204,000 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on matters on which holders of voting stock of the Company are eligible to vote.  The column entitled “Percent” shows the percentage of voting Common Stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of February 13, 2018, through the exercise or conversion of any stock option, convertible security, warrant or other right.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

	Beneficial Ownership
Directors and Executive Officers	Amount	Percent

Brent Willson (1)	750,000	62.3
Steve Bond (1)	250,000	20.8
Anton Yeranossian (2)	--	--
Directors and Executive Officers as a Group (3)	1,000,000	83.1

(1)

The shares in the table are subject to the Company’s right to buyback the shares as described in the section “Executive Compensation – Employment and Consulting Agreements” above.

(2)

Mr. Yeranossian resigned as a director and officer on January 25, 2018.

(3)

Includes the shares held by Col. Wilson and Mr. Bond.

INTERESTS OF CERTAIN PERSON IN OPPOSITION TO MATTERS ACTED UPON

No current officer or director of the Company has any substantial interest in the Actions, other than his role as an officer or director of the Company.

Prior Office Space

Until January 25, 2018, the Company’s former director, Anton Yeranossian, contributed office space for the Company’s use at no charge to the Company. The office space contributed was at the same location as A&A Medical Supply, a medical supply company managed by Anton Yeranossian.

Prior Service Agreement

The Company was party to a Service Agreement with A&A Medical Supply, LLC until the agreement was terminated on January 25, 2018.  The Company’s former officer and director, Mr. Yeranossian, is CEO of A&A Medical Supply and A&A Medical Supply is owned by the parents of Mr. Yeranossian.  The material terms of the Service Agreement between the Company and A&A Medical Supply were as follows: (i) the agreement gave the Company the right of first refusal to rebuild any wheelchairs returned to A&A Medical Supply, LLC; (ii) A&A agreed to provide the Company with wheelchairs in need of repair and provide the Company the specifications to rebuild the wheelchair for A&A’s client; (iii) the Company agreed to provide overall quality control, logistics in ordering the replacement components, the management and administrative duties with respect to rebuilding wheelchairs; and (iv) the wheelchairs must meet the specifications to qualify for Medicare/insurance reimbursement. When the wheelchairs were rebuilt to the satisfaction of A&A, the Company was permitted to bill A&A for parts and labor.

ACTIONS TO BE TAKEN

ACTION ONE

NAME CHANGE

The Company recently completed the acquisition of Power Blockchain, LLC.  Effective upon the Company’s acquisition of Power Blockchain and hiring of new management, the Company determined to cease its previously disclosed strategy of pursuing the business of re-building wheelchairs in disrepair and the sales of wheelchairs.  The Company’s new subsidiary, Power Blockchain, is a start-up venture that specializes in blockchain mining for the Bitcoin network, the computer intensive process required to verify and record the digital exchange of money for crypto-currency transactions. In exchange for processing these complex mathematical equations, Power Blockchain will be rewarded with digital currency. Power Blockchain has yet to commence meaningful operations, and will require new capital investment to execute upon its business strategy.

The Company believe that changing the name of the Company from Holly Brothers Pictures, Inc. to Power Blockchain, Inc. (the “Name Change”) will more accurately reflect and represent to the public the contemplated future business of the Company.

Prior to filing the amendment to the Articles of Incorporation reflecting the Name Change, the Company must first notify FINRA by filing the Issuer Corporation Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change.  The Company failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

The Name Change will become effective on the date that the Company files the Amended and Restated Articles of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of Nevada.  The Company intends to file the Amendment with the Secretary of State of the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders.

In connection with the Name Change, the Company will request a new ticker symbol, but such request may not be processed until after FINRA has announced the Name Change to the market.  The Company currently expects to file the Amendment on the 20th day after the date on which this Information Statement has been mailed to Stockholders.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of Action One required a majority of the Company’s outstanding voting capital stock. As discussed above, the Majority Stockholders have consented to this Action One.

ACTION TWO

AMENDMENT TO THE ARTICLES TO AUTHORIZE FOR FUTURE ISSUANCES UNDESIGNATED OR “BLANK CHECK” PREFERRED STOCK

The Articles of Incorporation currently do not authorize any shares of preferred stock. The Amendment would authorize the issuance of up to 20,000,000 share of “blank check” preferred stock. “Blank check” preferred stock permits the Company’s board of directors, in its discretion, to designate one or more series of the preferred stock with the rights, privileges and preferences of each series to be fixed by our board of directors from time to time in the future, without shareholder approval. The text of the proposed Amendment is set forth in Annex A.

The Company’s board of directors believes that the creation of the blank check preferred stock is in the Company’s best interests as well as that of its shareholders, as the board believes that it is advisable to create “blank check” preferred stock for issuance in connection with possible future transactions such as corporate mergers, acquisitions, other business combinations or future financings and other uses not presently determinable and as may be deemed to be feasible and in the Company’s best interests. In addition, the urgencies of possible transactions and/or financings may make it impractical or otherwise inadvisable to seek shareholder approval for the issuance of preferred stock; and the Company’s board of directors believes that it is desirable that it have the flexibility to issue preferred stock without further shareholder action, except as otherwise provided by law.

Upon the filing of the Amendment, subject to the provisions of the Amendment and the limitations prescribed by law, the Company’s board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares of preferred stock, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the shareholders. The Company’s board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the Company’s best interests and those of its shareholders. The Amendment will give the Company’s board of directors flexibility, without further shareholder action, to issue preferred stock on such terms and conditions as they deem to be in the best interests of the Company and its shareholders.

The Company’s board of directors believes that the authorization of undesignated preferred shares would also provide it with greater flexibility with respect to its capital structure for such purposes as corporate mergers, acquisitions, other business combinations or future financings. Blank check preferred stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital and making acquisitions. In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock. The Company presently lacks the authority to issue preferred stock and, accordingly, are limited to issuing common stock or debt securities to raise capital. By authorizing a class of “blank check” preferred stock, the Company would increase its flexibility in structuring future transactions.

Principal Effects of the Increase in Preferred Shares

Approval of the creation of the blank check preferred stock could have material anti-takeover consequences, including that our Articles of Incorporation do not presently authorized the issuance of any preferred stock. Once the Amendment is filed with the Secretary of State of Nevada, the Company’s board of directors will be able to issue up to 20,000,000 preferred shares, in one or more series and with such rights and preferences, including voting rights, as they determine without further shareholder approval. The Company’s board of directors could designate one or more series of preferred shares with rights and preferences, including super-majority voting rights, and issue the preferred shares, the preferred shares could make the Company’s acquisition by means of a tender offer, a proxy contest or otherwise, more difficult, and could also make the removal of incumbent officers and directors more difficult. As a result, these provisions may have an anti-takeover effect. The ability to issue preferred shares may inhibit changes of control that are not approved by the Company’s board of directors. These provisions could limit the price that future investors might be willing to pay in the future for the Company’s Common Stock. This could have the effect of delaying, deferring or preventing a change in control of the Company. The issuance of preferred shares could also effectively limit or dilute the voting power of the Company’s shareholders. Accordingly, such provisions of the Amendment may discourage or prevent an acquisition or disposition of the Company’s business that could otherwise be in the best interests of the Company’s shareholders.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of Action Two required a majority of the Company’s outstanding voting capital stock. As discussed above, the Majority Stockholders have consented to this Action Two.

ACTION THREE

APPROVAL OF INDEMNIFICATION PROVISIONS

General

The Company’s board of directors and the Majority Stockholders, each of which are officers and directors, approved the Indemnification Authorization, the principal purpose and intent of which is to give the members of the board of directors and management reasonable assurance that their personal liability exposure will be limited.  The Amendment includes a new article that contains indemnification provisions and limitation on personal liability of directors and officers, as permitted by the Nevada Revised Statutes and often found in charters of Nevada corporations.

Effects of the Indemnification

The indemnification provisions and limitation of liability in the Amendment may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit the Company and its stockholders. In addition, stockholders’ investments may be adversely affected to the extent the Company pays the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

There is currently no pending material litigation or proceeding involving any of the Company’s directors or officers for which indemnification is sought.

Reasons for the Indemnification

The board of directors believes that the Indemnification Authorization is necessary in order for the Company to be able to attract and retain qualified candidates to serve on the board of directors and as officers and therefore is in the best interests of the Company and its stockholders.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of Action Three required a majority of the Company’s outstanding voting capital stock. As discussed above, the Majority Stockholders have consented to this Action Three.

ACTION FOUR

ADOPTION OF THE AMENDED AND RESTATED ARTICLES

In connection with the amendments described in Actions One, Two and Three, the board of directors believes that it is in the best interest of the shareholders to adopt the Amendment attached hereto as Annex A.  The Amendment will incorporate the amendments set forth in Action One relating to the change of the Company’s corporate name, in Action Two relating to the creation of preferred stock, and Action Three relating to adoption of indemnification provisions. Other than Actions One, Two and Three, the Amendment does not incorporate any other material changes.

Reasons for Adopting the Amended and Restated Articles

The principal reason for adopting the Amendment is to incorporate all amendments into one document.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of Action Four required a majority of the Company’s outstanding voting capital stock. As discussed above, the Majority Stockholders have consented to this Action Four.

GENERAL MATTERS RELATED TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Amendment was not adopted to deter, any known effort to obtain control of the Company and is not being adopted as an anti-takeover measure with respect to any specific transaction. Except with respect to shares currently reserved for issuance and otherwise as set forth in this Information Statement, the Company has no arrangements, agreements, or understandings in place at the present time for the issuance of any shares of Common Stock or the shares of preferred stock authorized by the Amendment.

The text of the form of Amendment, which will be filed with the Nevada Secretary of State is included as Annex A to this Information Statement. The text of the form of Amendment is, however, subject to amendment to reflect any changes that may be required by the Nevada Secretary of State or that the Company’s board of directors may determine to be necessary or advisable ultimately to comply with applicable law and to effectuate the Amendment.

The laws of Nevada require that, in order for the Company to file the Amendment, the amendments to the Company’s Articles of Incorporation must be approved by the affirmative vote of the holders of a majority of the Company’s Common Stock. The Amendment was approved on February 16, 2018 by the Company’s board of directors, subject to shareholder approval, and the Written Consent of the Majority Stockholders was executed on February 16, 2018.

The Company anticipates that the Amendment will be filed in Nevada as soon as possible but in no event sooner than 20 days following the date that this Information Statement is first mailed to shareholders. However, the exact timing of the effective date of the Amendment will be determined by the Company’s board of directors, based upon the board of directors’ evaluation as to when such action will be most advantageous to the Company and its shareholders. In addition, the board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to determine not to proceed with filing of the Amendment, or any one or more of its components, if, at any time prior to filing the amendment, the board of directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its shareholders to do so.

Under Nevada law there are no appraisal rights available to the Company’s shareholders in connection with the Amendment.

ACTION FIVE

ADOPTION OF 2018 STOCK PLAN

The board of directors of Directors of the Company has unanimously approved the 2018 Stock Plan (the “Plan”). The Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards and stock unit awards to key employees and non-employee directors. The purpose of the Plan is to recognize contributions made to the Company and its subsidiaries by key employees and non-employee directors and to provide them with additional incentive to expand and improve the profits of the Company and achieve the objectives of the Company.

The Plan contains certain restrictions that the board of directors believes further the objectives of the Plan and reflect sound corporate governance: (i) shares that are used to pay the stock option exercise price or required tax withholding on any award cannot be used for future grants under the Plan; (ii) incentive stock options must be granted with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant and the term is limited to ten years from the date of grant; and (iii) repricing of stock options without shareholder approval is prohibited.

The following is a summary of the Plan. It is qualified by reference to the full text of the Plan, which is attached as Annex B to this Information Statement. Shareholders are encouraged to review the Plan carefully.

Description of the Plan

Administration. The Plan will be administered by the board of directors of the Company, or, once constituted, the Compensation Committee of the board of directors (the “Committee”), which will be comprised of directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”). The Committee will have full authority to select the individuals who will receive awards under the Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards. The Committee may delegate to an officer of the Company its authority to grant awards to employees who are not subject to Section 16 of the Exchange Act. (If the Committee is not comprised of at least two members who are non-employee directors, then the board of directors will administer the Plan.)

Number of Shares of Common Stock. The number of shares of the Company's Common Stock that may be issued under the Plan is 1,000,000. Of these 1,000,000 shares: (i) the maximum number of shares issuable as stock options (either incentive stock options or nonqualified stock options) is 1,000,000; (ii) the maximum number of shares as to which a key employee may receive stock options in any calendar year is 500,000 (or 500,000 in the calendar year in which the employee's employment commences); and (iii) the maximum number of shares that may be used for stock awards and/or stock unit awards is 500,000. Shares issuable under the Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to the Company by a participant, or withheld by the Company on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the Plan.

The number of shares of Common Stock issuable under the Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the Plan. No award granted under the Plan may be transferred, except by will, the laws of descent and distribution.

Eligibility. All employees of the Company designated as key employees for purposes of the Plan and all non-employee directors of the Company are eligible to receive awards under the Plan. On February 13, 2018, two key employees were eligible to participate in the Plan.

Awards to Participants. The Plan provides for discretionary awards of stock options, stock awards and stock unit awards to participants. Each award made under the Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing price of the Company's Common Stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the Company, the exercise price of the incentive stock option will be 110% of the closing price of the Common Stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the date the Plan was adopted.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of Common Stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the board of directors. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any performance-based stock award will be held by the Company and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse, and the Committee in its discretion can accumulate and hold such amounts payable on any other stock awards until the restrictions on the stock award lapse.

Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of Common Stock of the Company or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of Common Stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that dividend equivalents otherwise payable on any performance-based stock units will be held by the Company and paid only to the extent the restrictions lapse, and the Committee in its discretion can accumulate and hold such amounts payable on any other stock units until the restrictions on the stock units lapse.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the minimum required tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing the Company to withhold shares of Common Stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the Plan or any award agreement, in the event of a “Change in Control” of the Company, the Committee has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the highest target level. In addition, upon such Change in Control, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the Common Stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control. See Section 8.2 of the Plan for the definition of “Change in Control.”

Amendment of Award Agreements; Amendment and Termination of the Plan; Term of the Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The board of directors may terminate, suspend or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of the Company's Common Stock are listed.

Notwithstanding the foregoing, neither the Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or cancelling a stock option in exchange for cash, other stock options with a lower exercise price or other stock awards. (This prohibition on repricing without shareholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the Company or similar events.)

No awards may be granted under the Plan on or after the tenth anniversary of the effective date of the Plan.

Awards Granted under the Plan. It is not possible at this time to determine all of the specific awards that will be made in 2018 and future years under the Plan.  As of the date of this Information Statement, no awards have been granted under the Plan to any persons.  As of February 15, 2018, the last reported sales price of the Common Stock was $0.64 per share; provided that trading in the Common Stock is extremely sporadic.

Summary of Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of the Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted under the Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.

Non-Qualified Stock Options. A participant will not recognize any income at the time the participant is granted a non-qualified stock option. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the option is exercised. The Company generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options. A participant will not recognize any income at the time the participant is granted an incentive stock option. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to the Company for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and the Company generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.  In order to qualify as an incentive stock option, the option must be exercised within three months after the participant's termination of employment for any reason other than death or disability and within one year after termination of the participant's employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Awards and Stock Unit Awards. If the participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of any restriction period without forfeiture. A participant generally will recognize ordinary income when he receives shares or cash pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received, less the amount paid by the participant for the shares. This amount will also be the participant's tax basis for the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.  If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and the Company will have to include the amount that it previously deducted from its gross income in the taxable year of the forfeiture.

ADDITIONAL INFORMATION

The Company is subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street, N.E., Washington, DC 20549.  Copies of such materials can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F. Street, N.E., Washington, DC 20549 at prescribed rates.  In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act.  Please carefully read this Information Statement.

By Order of the Board of Directors,

/s/ Brent Willson.

Brent Willson

Director and Chief Executive Officer

March 6, 2018

Annex A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF HOLLY BROTHERS PICTURES, INC.

Pursuant to NRS 78.403 under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), Holly Brothers Pictures, Inc., a Nevada corporation (the “Corporation”), hereby amends and restates its Articles of Incorporation as follows:

ARTICLE I

NAME

The name of the corporation shall be Power Blockchain, Inc. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The name of the registered agent and the street address of the registered office in the State of Nevada where process may be served upon the Corporation is CSC Services of Nevada, Inc., 2215-B Renaissance Drive, Las Vegas, NV 89119. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada.  The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

AUTHORIZED CAPITAL STOCK

3.1

The Corporation shall have the authority to issue 200,000,000 million shares of common stock having a par value of $0.001 per share (the “Common Stock”).

3.2

Preferred Stock.  The Corporation shall have the authority to issue 20,000,000 shares of preferred stock having a par value of $0.001 per share (the “Preferred Stock”).  The Board of Directors is expressly granted authority to issue shares of Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

ARTICLE IV

BOARD OF DIRECTORS

The members of the governing board of the Corporation are styled as directors.  The Board of Directors shall be elected in such manner as shall be provided in the Amended and Restated Bylaws of the Corporation. The current Board of Directors consists of two directors.  The number of directors may be changed from time to time in such manner as shall be provided in the Bylaws of the Corporation.

ARTICLE V

PURPOSE

The purpose of the Corporation shall be to engage in any lawful business for which corporations may be organized under NRS Chapter 78.

ARTICLE VI

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

6.1

Expenses for Actions Other Than By or In The Right of the Corporation. The Corporation shall indemnify to the fullest extent under Nevada law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with which action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

6.2

Expenses for Actions By or In the Right of the Corporation. The Corporation shall indemnify to the fullest extent under Nevada law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

6.3

Non-Exclusivity.  The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or under any other bylaw, agreement, insurance policy, vote of stockholders or disinterested directors, statute or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

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6.4

Repeal and Modification.  Any repeal or modification of this Article VI shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE VII

LIMITATION OF LIABILITY

No director shall be personally liable to the Corporation, any of its stockholders or its creditors for money damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the NRS as the same exists or may hereafter be amended.  If the NRS is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the NRS, as so amended.  Any repeal or modification of this Article VII shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

ARTICLE VIII

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Articles, the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

ARTICLE IX

AMENDMENTS

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and, except as set forth in Article VI and VII all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

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Annex B

HOLLY BROTHERS PICTURES, INC.

2018 STOCK PLAN

______________________

Section 1.

Purpose.

The purpose of the Holly Brothers Pictures, Inc. 2018 Stock Plan (the “Plan”) is to attract and retain outstanding individuals as Key Employees and Directors of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Key Employees and Directors, and to provide such Key Employees and Directors with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Key Employees and Directors with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2.

Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1

“Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award or a Stock Unit Award.

2.2

“Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement or Stock Unit Award Agreement evidencing an Award granted under the Plan.

2.3

“Board” means the Board of Directors of the Company.

2.4

“Change in Control” has the meaning set forth in Section 8.2 of the Plan.

2.5

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6

“Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

2.7

“Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

2.8

“Company” means Holly Brothers Pictures, Inc., a Nevada corporation.

2.9

“Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

2.10

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.11

“Fair Market Value” means the closing price of the Common Stock on the national securities exchange on which the Common Stock is listed, or, if the Common Stock is not listed on a national securities exchange, the over-the-counter market on which the Common Stock trades, or, if the Common Stock is not listed on a national securities exchange or an over-the-counter market, as determined by the Board.

2.12

“Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.13

“Key Employee” means an employee or consultant of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3.  A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.14

“Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.15

“Participant” means a Key Employee or Director selected to receive an Award under the Plan.

2.16

“Plan” means the Holly Brothers Pictures, Inc. 2018 Stock Plan.

2.17

“Stock Award” means a grant of shares of Common Stock under Section 6 of the Plan.

2.18

“Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.19

“Stock Unit Award” means a grant of a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.20

“Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3.

Administration.

3.1

The Board.

The Plan shall be administered by the Board; provided, however, that the Committee shall administer the Plan so long as the Committee is comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act, unless the Board otherwise determines.  For purposes of the Plan, the term “Board” shall refer to the Board or, to the extent the Committee is administering the Plan, and other than for purposes of Section 12.1, the Committee.

3.2

Authority of the Board.

(a)

The Board, in its sole discretion, shall determine the Key Employees and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards.  The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b)

To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Common Stock is listed or traded, the Board may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act.

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(c)

The Board may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable.  Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d)

No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith.  Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

3.3

Performance Goals.

(a)

The Board may, in its discretion, provide that any Award granted under the Plan shall be subject to performance goals.

(b)

With respect to each performance period, the Board shall establish such performance goals and shall establish targets for Participants for achievement of performance goals.  Following the completion of each performance period, the Board shall determine the extent to which performance goals for that performance period have been achieved and the related performance-based restrictions shall lapse in accordance with the terms of the applicable Award Agreement.

3.4

Award Agreements.

Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award.  In the sole discretion of the Board, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company:

(a) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information.  Such agreements may contain such other terms and conditions as the Board shall determine.  If the Participant shall fail to enter into any such agreement at the request of the Board, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

Section 4.

Shares of Common Stock Subject to Plan.

4.1

Total Number of Shares.

(a)

The total number of shares of Common Stock that may be issued under the Plan shall be 1,000,000.  Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

(b)

The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

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If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

4.2

Shares Under Awards.

Of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a)

The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options in any calendar year is 500,000, except that the maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options in the calendar year in which such Key Employee begins employment with the Company or its Subsidiaries is 500,000.

(b)

The maximum number of shares of Common Stock that may be subject to Stock Options (ISOs and/or NSOs) is 1,000,000.

(c)

The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards is 1,000,000.

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

4.3

Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Board shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan.  Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Board determines to be equitable under the circumstances.

Section 5.

Grants of Stock Options.

5.1

Grant.

Subject to the terms of the Plan, the Board may from time to time grant Stock Options to Participants.  Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be NSOs.  Stock Options granted under the Plan to Directors who are not employees of the Company or any Subsidiary will be NSOs.

5.2

Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Board, in its sole discretion, not inconsistent with the Plan; provided, however, that no Stock Option shall be credited with any amounts equal to dividends and other distributions that a Participant would have received had he held the shares of Common Stock subject to an unexercised Stock Option.

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5.3

Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a)

The per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b)

Each Stock Option shall become exercisable as provided in the Stock Option Agreement; provided that the Board shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)

Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

5.4

Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a)

The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000.  If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 5.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b)

Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c)

No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by shareholders of the Company.

5.5

Exercise of Stock Options.

(a)

A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Board may prescribe.  All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

(b)

The Board in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price:

(i)

in cash;

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(ii)

in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price;

(iii)

by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price;

(iv)

by delivering previously acquired shares of Common Stock that are acceptable to the Board and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or

(v)

by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

(c)

The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise; provided that any shares of Common Stock purchased by a Participant through a broker-dealer pursuant to Section 5.5(b)(ii) or Section 9(b) shall be delivered to such broker-dealer in accordance with 12 C.F.R. §220.3(e)(4) or other applicable provision of law.  Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided however, that the Company, upon written request of the Participant, shall issue, in the name of the Participant, stock certificates representing such shares.

Section 6.

Stock Awards.

6.1

Grant.

The Board may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Board deems appropriate.

6.2

Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a)

Shares of Common Stock issued to a Participant under the Plan shall be evidenced by a Stock Award Agreement, which shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Board shall determine.

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(b)

The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Board shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)

Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a shareholder with respect to such shares and shall have the rights of a shareholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that (i) in the case of a performance-based Stock Award as described in Section 3.3, any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the performance-based restrictions lapse in accordance with the terms of the applicable Stock Award Agreement and (ii) in the case of all other Stock Awards, the Board shall have the discretion to have the Company accumulate and hold such dividends or distributions.  In either case, any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

(d)

The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock granted or sold to the Participant, as soon as may be reasonably practicable after such grant or sale, which shall be held by the Secretary of the Company until such time as the Common Stock is forfeited, resold to the Company, or the restrictions lapse.  Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however that following the lapse of all restrictions with respect to the shares granted or sold to a Participant, the Company, upon the written request of the Participant, shall issue, in the name of the Participant, stock certificates representing such shares.

Section 7.

Stock Unit Awards.

7.1

Grant.

The Board may, in its discretion, grant Stock Unit Awards to any Participant.  Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event as provided in the Stock Unit Award Agreement.

7.2

Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a)

Shares of Common Stock issued to a Participant under the Plan shall be evidenced by a Stock Unit Agreement, which shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Board shall determine.

(b)

The restrictions to which the shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Board shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

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(c)

Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a shareholder, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in shares or cash, the Participant shall receive on each dividend or distribution payment date applicable to the Common Stock an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock.  In the case of a performance-based Stock Unit Award as described in Section 3.3 above, such amounts shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the performance-based restrictions lapse in accordance with the terms of the applicable Stock Unit Award Agreement and in the case of all other Stock Unit Awards, the Board shall have the discretion to have the Company accumulate and hold such amounts.  In either case, such amounts held by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

(d)

Upon settlement of Stock Units into Common Stock, the Company shall issue, in the name of the Participant, stock certificates representing a number of shares of Common Stock equal to the number of Stock Units being settled.  Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however that the Company, upon the written request of the Participant, shall issue in the name of the Participant, stock certificates representing such shares.

Section 8.

Change in Control.

8.1

Effect of a Change in Control.

(a)

Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 8.2), the Board is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest target level, as applicable, in order that Participants may fully realize the benefits thereunder.

(b)

In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions:  (i) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

8.2

Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a)

any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

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(b)

the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c)

the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of:  (i) three Directors; or (ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d)

there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction.  A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

Section 9.

Payment of Taxes.

In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company may require the Participant to pay the Company an amount equal to the minimum amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal, state or local income tax purposes as a result of such Award or to comply with applicable law.  The Board in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:

(a)

in cash;

(b)

in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes;

(c)

by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld;

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(d)

by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or

(e)

by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 10.

Postponement.

The Board may postpone any grant or settlement of an Award or exercise of a Stock Option for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a)

to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including  upon the exercise of an Option, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b)

to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c)

to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 11.

Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Section 12.

Termination or Amendment of Plan and Award Agreements.

12.1

Termination or Amendment of Plan.

(a)

Except as described in Section 12.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.  No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.  Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

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(b)

The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

12.2

Amendment of Award Agreements.

The Board shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

12.3

No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement that results in the repricing of Stock Options without shareholder approval.  For this purpose repricing includes a reduction in the exercise price of the Stock Option or the cancellation of a Stock Option in exchange for cash, Stock Options with an exercise price less than the exercise price of the cancelled Options, Stock Awards or any other consideration provided by the Company.

Section 13.

No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 14.

Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Nevada, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

Section 15.

Effective Date and Term of Plan.

15.1

Effective Date.

(a)

The Plan has been adopted by the Board, and is effective, as of February 16, 2018, subject to the approval of the Plan by the shareholders of the Company.

(b)

In the event the Plan is not approved by shareholders of the Company within 12 months of the date hereof, (i) the Plan shall have no effect, and (ii) any Awards granted on or after February 16, 2018 shall be cancelled.

15.2

Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the 10th anniversary of the Plan’s effective date set forth in Section 15.1(a) above.

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